Exhibit 32.1
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             Certification of Chief Executive Officer and President
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, Pinchas Althaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-SB of Empire Minerals Corp. fully complies with the requirements of Section 13(a) of 15(d) of the Securities Act of 1934 and that information contained in such Form 10-SB fairly presents in all material respects the financial condition and results of operations of Empire Mineral Corp.

Date: June 19, 2007                    /s/ Pinchas Althaus
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                                       Pinchas Althaus
                                       President and Chief Executive
                                       Officer